UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    August 8, 2005

    Coastal Banking Company, Inc.
(Exact name of registrant
as specified in its charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-28333	58-2455445
(Commission File Number)	(I.R.S. Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina (Address of Principal Executive Offices)	29902 (Zip Code)

(Registrant's telephone number, including area code): (843) 522-1228

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

        On August 8, 2005, Coastal Banking Company, Inc., the parent company of Lowcountry National Bank, mailed a letter to its shareholders regarding the annual meeting at which shareholders will be asked to approve the agreement and plan of merger by and between the Coastal and First Capital Bank Holding Corporation, dated April 6, 2005, as amended on May 19, 2005. The letter to shareholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Coastal and First Capital will be filing relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a joint proxy statement/prospectus. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Coastal and First Capital, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Coastal Banking Company, Inc., 36 Sea Island Parkway, Beaufort, South Carolina 29901, Attention: Randolph C. Kohn, or First Capital Bank Holding Corporation, 1891 South 14th Street, Fernandina Beach, Florida 32034, Attention: Michael G. Sanchez.

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The directors and executive officers of Coastal and First Capital and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Coastal’s directors and executive officers is available in its Form 10-KSB filed with the SEC on March 30, 2005. Information regarding First Capital’s directors and executive officers is available in its Form 10-KSB filed with the SEC on March 31, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

        (c)      Exhibits

        Exhibit
        Number            Description

        99.1                   Letter to Shareholders, dated August 8, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

Dated: August 8, 2005	By: /s/ James L. Pate, III Name: James L. Pate, III Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number                     Description

99.1                            Letter to Shareholders, dated August 8, 2005

4